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                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Argonaut Technologies, Inc. on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Argonaut Technologies, Inc.

Date: August 13, 2003

                                            By:  /s/ LISSA A. GOLDENSTEIN
                                                ----------------------------
                                            Name:  Lissa A. Goldenstein
                                            Title: President,
                                                   Chief Executive Officer

                                            By:  /s/ DAVID J. FOSTER
                                                ----------------------------
                                            Name:  David J. Foster
                                            Title: Sr. Vice President,
                                                   Chief Financial Officer